SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K
                              CURRENT REPORT

      Pursuant to Section 13 or (15) of the Securities Exchange Act of 1934

                             December 15, 1997
                             (Date of Report)

                     _________________________________

                      HOME CITY FINANCIAL CORPORATION
           (Exact name or registrant as specified in its charter)

                     Commission File Number - 0-21809

            Ohio                                      34-1839475
(State or other Jurisdiction of                     (IRS Employer
incorporation or organization)                      Identification Number)

                            63 West Main Street
                          Springfield, Ohio 45502
                              (937) 324-5736

   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                      ________________________________

                     Douglas L. Ulery, President and CEO
                       Home City Financial Corporation
                            63 West Main Street
                         Springfield, Ohio   45502
                              (937) 324-5736

           (Name, address, including ZIP code, and telephone number, including area code, of agent for service)

                      ________________________________

                                     N/A
         (Former name or former address, if changed since last report.)

ITEM 1.   Not Applicable

ITEM 2.   Not Applicable

ITEM 3.   Not Applicable

ITEM 4.   Not Applicable

ITEM 5.   Other Events

The following News Release was issued on December 16, 1997.

Don E. Lynam appointed Senior Vice President at Home City Federal Savings Bank of Springfield

Douglas L. Ulery, the President of Home City Federal Savings Bank of Springfield, announced the appointment of Don E. Lynam to Senior Vice President of Home City Federal Savings Bank. Mr. Lynam will lead the Bank's efforts in providing financial services to the small business segment of the local community. Mr. Lynam is a seasoned commercial lender, having spent over 22 years with a local bank. Mr. Ulery stated, "We are extremely fortunate to have someone with Don's credentials join our organization. We will now be able to deliver commercial banking services in a personal, hands-on, locally directed manner."

Mr. Ulery said, "We are committed to expanding our commercial and industrial lending capability and will concentrate our efforts in the markets we know best, Clark County and the contiguous counties."

Mr. Lynam is a graduate of Wittenberg University and is active in many community organizations. He is a Board Member and the President of the YMCA, Treasurer of the Exchange Club, and a member of the Institute of Management Accountants.

Don and his wife Andi have one child, Kristin, and they reside in Springfield.

ITEM 6.   Not Applicable

ITEM 7.   Not Applicable

ITEM 8.   Change in Fiscal Year

On December 15, 1997, at their regularly scheduled meetings, the Boards of Directors of Home City Financial Corporation and Home City Federal Savings Bank of Springfield, elected unanimously to change the fiscal year end for both corporations from June 30 to December 31. HCFC will file with the Securities and Exchange Commission a Form 10-KSB for the six-month transition period ending December 31, 1997.

ITEM 9.   Not Applicable

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Home City Financial Corporation
                                    (Registrant)


Date: December 15, 1997             /s/ Douglas L. Ulery
      ___________________           _______________________________
                                    Douglas L. Ulery
                                    President and CEO